ASSETS AND LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2024
ASSETS AND LIABILITIES HELD FOR SALE
ASSETS AND LIABILITIES HELD FOR SALE

8. ASSETS AND LIABILITIES HELD FOR SALE

In the fourth quarter of 2023, the Group committed to a plan to sell certain lease-and-owned hotels (the “disposal group”) included in legacy DH. In February 2024, the Group entered into a Share and Asset Purchase and Transfer Agreement with an unaffiliated third party, and the transaction is expected to be closed in mid-2024, subject to certain customary closing conditions. As of December 31, 2023, the related assets and liabilities were classified as held for sale on the Group’s consolidated balance sheet. As the estimated fair value of the disposal group exceeded its carrying value, no impairment loss was recognized for the year ended December 31, 2023. As of December 31, 2024, the Company remained actively pursuing the sale of the business, with the transaction expected to be completed in phases throughout 2025. According with the amendment signed in early 2025, the first tranche was closed during February 2025, and the residual tranche is expected to be closed in 2025. For the year ended December 31, 2024, an impairment loss of RMB27 was recorded as the fair value of certain assets fell below their carrying value.

The total assets and liabilities of the disposal group that were classified as held for sale on the Group’s consolidated balance sheet as of December 31, 2023 and 2024, were as follows:

	As of December 31,
	2023	2024
Assets held for sale:
Cash and cash equivalents and restricted cash	17	8
Property and equipment, net	102	82
Operating lease right-of-use assets	1,834	1,732
Finance lease right-of-use assets	295	67
Other assets	65	52
Total	2,313	1,941

Liabilities held for sale:
Accrued expenses and other current liabilities	102	62
Operating lease liabilities, current	76	69
Operating lease liabilities, non-current	1,936	1,785
Finance lease liabilities	324	71
Other liabilities	98	97
Total	2,536	2,084